Exhibit 99.1

NEWS RELEASE

For Immediate Release:
April 12, 2018

Investors: Scott Lamb, +1 832 513 1068, Scott.Lamb@CBI.com
Media: Gentry Brann, +1 832 513 1031, Gentry.Brann@CBI.com

CB&I Announces Preliminary First Quarter 2018 Financial Results

THE WOODLANDS, Texas – April 12, 2018 – CB&I (NYSE:CBI) today announced preliminary financial results for the first quarter of 2018. The company expects to report:

•	Revenue of $1.7 billion to $1.8 billion

•	Income from operations of $100 million to $110 million

•	EBITDA[1] of $118 million to $128 million

•	Net income of $37 million to $43 million

•	Fully diluted earnings per share of $0.37 to $0.43

•	New awards of $1.1 billion to $1.2 billion

•	Backlog[2] of $10.5 billion to $10.6 billion

•	Net cash used in operating activities of $220 million to $240 million

•	Total debt of $2.5 billion to $2.55 billion

CB&I’s preliminary results reflect:

•
Excellent operating performance across the company’s portfolio of projects, including the Cameron and Freeport LNG projects and the Calpine combined-cycle natural gas power project, which respectively reached 84%, 82% and 84% completion and incurred no material project charges during the quarter;

•
Restructuring charges of between $4 million and $6 million, or $0.03 to $0.05 per diluted share, related primarily to professional fees incurred in connection with the company's strategic activities; and

•
Excess interest expense of between $20 million and $22 million, or $0.16 to $0.17 per diluted share, associated with higher interest rates versus the year-ago quarter due to previous debt covenant amendments.

The company continues to have a robust prospect list for potential new awards in 2018. In particular, CB&I is experiencing a high level of bid activity and expects customer investment decisions to be made this year on a number of very large projects in LNG, petrochemical and other markets.

As previously announced, the company will report its financial results for the first quarter of 2018 on April 23, 2018 after the close of the U.S. market. Due to the company’s pending combination with McDermott International, Inc., CB&I will not conduct an earnings conference call to discuss these results. CB&I and McDermott remain fully committed to completing their proposed combination during the second quarter of 2018.

[1]
EBITDA is defined as income from operations plus depreciation and amortization, less net income attributable to noncontrolling interests. See reconciliation of Non-GAAP financial measures to GAAP financial measures below.

[2]	Backlog includes values associated with our unconsolidated equity method joint ventures. See reconciliation of Non-GAAP financial measures to GAAP financial measures below.

Chicago Bridge & Iron Company N.V.
Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures

CB&I reports its financial results in accordance with U.S. generally accepted accounting principles ("GAAP"). This communication also includes Non-GAAP financial measures as defined under the SEC's Regulation G. We included EBITDA as it is widely used by investors for valuation and comparing financial performance with the performance of other companies. Our backlog includes amounts associated with our equity method joint ventures to provide an indication of the total unearned value of our new awards. The following table reconciles Non-GAAP financial measures to comparable GAAP financial measures:

(In millions)	Estimate for Three Months Ended March 31, 2018 (Unaudited)
Income from Operations	$100 - $110
Depreciation & Amortization	~19
Noncontrolling Interest	~(1)
EBITDA	$118 - $128

(In billions)	Estimate as of March 31, 2018 (Unaudited)
GAAP Backlog	$9.4 - $9.5
Backlog of unconsolidated equity method joint ventures	~1.1
Non-GAAP Backlog	$10.5 - $10.6

About CB&I
CB&I (NYSE:CBI) is a leading provider of technology and infrastructure for the energy industry. With more than 125 years of experience, CB&I provides reliable solutions to our customers around the world while maintaining a relentless focus on safety and an uncompromising standard of quality. For more information, visit www.CBI.com.
Important Information for Investors and Shareholders
Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements regarding CB&I and represents our expectations and beliefs concerning future events. These forward-looking statements include, among other things, statements about CB&I’s expected financial results, CB&I’s expectations for future project awards and the anticipated future closing, and closing timing, of CB&I’s combination with McDermott International. These forward-looking statements are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties, including, among others, the ability of McDermott and CB&I to obtain the shareholder approvals necessary to complete the proposed combination, on the anticipated timeline or at all; the risk that a condition to the closing of the anticipated combination may not be satisfied, on the anticipated timeline or at all or that the anticipated combination may fail to close, and the possibility that the anticipated future results will change prior to being finalized. If one or more of these risks materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those expected. You should not place undue reliance on forward looking statements. When considering any statements that are predictive in nature, depend upon or refer to future events or conditions, or use or contain words, terms, phrases or expressions such as “achieve,” “forecast,” “plan,” “propose,” “strategy,” “envision,” “hope,” “will,” “continue,” “potential,” “expect,” “believe,” “anticipate,” “project,” “estimate,” “predict,” “intend,” “should,” “could,” “may,” “might” or similar forward-looking statements, we refer you to the cautionary statements concerning risk factors and “Forward-Looking Statements” described under “Risk Factors” in Item 1A of our Annual Report filed on Form 10-K filed with the SEC for the year ended December 31, 2016, and any updates to those risk factors or “Forward-Looking Statements” included in our subsequent Quarterly Reports on Form 10-Q filed with the SEC, which cautionary statements are incorporated herein by reference. Except to the extent required by applicable law, CB&I undertakes no obligation to update or revise any forward-looking statement.

Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any proxy, vote or approval with respect to the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transactions, McDermott has filed a Registration Statement on Form S-4 (the “Registration Statement”) with the SEC that includes (1) a joint proxy statement of McDermott and CB&I, which also constitutes a prospectus of McDermott and (2) an offering prospectus of McDermott Technology, B.V. in connection with McDermott Technology, B.V.’s offer to acquire CB&I shares. The Registration Statement was declared effective by the SEC on March 29, 2018. McDermott and CB&I have mailed the definitive joint proxy statement/prospectus to stockholders of McDermott and shareholders of CB&I. In addition, McDermott and McDermott Technology, B.V. have filed a Tender Offer Statement on Schedule TO-T (the “Schedule TO”) with the SEC and CB&I has filed a Solicitation/Recommendation Statement on Schedule 14D-9 (the “Schedule 14D-9”) with respect to the exchange offer. The solicitation and offer to purchase shares of CB&I’s common stock is only being made pursuant to the Schedule TO and related offer to purchase. This material is not a substitute for the joint proxy statement/prospectus, the Schedule TO, the Schedule 14D-9 or the Registration Statement or for any other document that McDermott or CB&I may file with the SEC and send to McDermott’s and/or CB&I’s shareholders in connection with the proposed transactions. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION OR DECISION WITH RESPECT TO THE EXCHANGE OFFER, WE URGE INVESTORS OF CB&I AND MCDERMOTT TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS, SCHEDULE TO (INCLUDING THE OFFER TO PURCHASE, RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY MCDERMOTT AND CB&I WITH THE SEC CAREFULLY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MCDERMOTT, CB&I AND THE PROPOSED TRANSACTIONS.
Investors are able to obtain free copies of the Registration Statement, joint proxy statement/prospectus, Schedule TO and Schedule 14D-9, as each may be amended from time to time, and other relevant documents filed by McDermott and CB&I with the SEC at www.sec.gov, the SEC’s website, or free of charge from McDermott’s website at www.McDermott.com, under the tab, “Investors” and under the heading “Financial Information” or by contacting McDermott’s Investor Relations Department at (281) 870-5147. These documents are also available free of charge from CB&I’s website (http://www.cbi.com) under the tab “Investors” and under the heading “SEC Filings” or by contacting CB&I’s Investor Relations Department at (832) 513-1068.
Participants in Proxy Solicitation
McDermott, CB&I and their respective directors and certain of their executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from McDermott’s and CB&I’s shareholders in connection with the proposed transactions. Information regarding the officers and directors of McDermott is included in its annual report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 21, 2018, as amended by its annual report on Form 10-K/A filed with the SEC on March 8, 2018. Information regarding the officers and directors of CB&I is included in its annual report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 21, 2018, as amended by its annual report on Form 10-K/A filed with the SEC on March 22, 2018. Additional information regarding the persons who may be deemed participants and their interests is set forth in the Registration Statement and joint proxy statement/prospectus and other materials filed with the SEC in connection with the proposed transactions. Free copies of these documents may be obtained as described in the paragraphs above.